Material accounting estimates and judgments	12 Months Ended
Dec. 31, 2025
Disclosure of changes in accounting estimates [abstract]
Material accounting estimates and judgments	Material accounting estimates and judgments

Critical accounting policies are those that are most important to the portrayal of the Group’s financial condition, results of operations and cash flows, and require management to make difficult, subjective or complex judgments and estimates about matters that are inherently uncertain. Management bases its estimates on historical experience and other assumptions that it believes are reasonable. The Group’s critical accounting policies are discussed below.

Actual results could differ from estimates used in employing the critical accounting policies and these could have a material impact on the Group’s results of operations. The Group also has other policies that are considered key accounting policies, such as the policy for revenue recognition. However, these other policies, which are discussed in the notes to the Group’s financial statements, do not meet the definition of critical accounting estimates, because they do not generally require estimates to be made or judgments that are difficult or subjective.

(a) Impairment of non-financial assets

At the date of each statement of financial position, the Group reviews the carrying amounts of its property, plant and equipment and finite lived intangible assets to determine whether there is any indication that those assets could have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent, if any, of the impairment loss. Where the asset does not generate cash flows that are independently from other assets, the Group estimates the recoverable amount of the cash-generating unit to which the asset belongs. The Group’s property, plant and equipment items generally do not generate independent cash flows.

Impairment of Net Assets as of December 31, 2025

As of December 31, 2025, the Group assessed whether there was any indication that assets or cash-generating units may be impaired in accordance with IAS 36. Management noted that the carrying amount of the Group's consolidated net assets of US$ 1,792 million exceeded the Group's market capitalization of US$ 1,130 million as of that date. Accordingly, management considered this circumstance as an external indicator under IAS 36 and performed an assessment of recoverability.

In performing this assessment, management considered all relevant facts and circumstances, including the Group's historical trading pattern, operating performance, forecast cash-generating capacity, and changes in ownership and market trading dynamics during 2025. The Group's share price has traded below book value per share for an extended period of several years, and management has historically performed value in use analyses that demonstrated recoverable amounts in excess of carrying amounts. As of December 31, 2025, management did not identify new adverse operational, economic, or market-specific developments beyond the continuing market discount that would indicate a deterioration in the recoverability of the Group's assets.

Management also considered that, following the 2025 change in control transaction, the Group’s ownership became more concentrated Management further considered that the control transaction price exceeded the prevailing quoted share price, which provided additional contextual evidence that the quoted minority share price may not fully reflect the intrinsic value of the Group.

In addition, on December 18, 2025, the Group acquired Profertil S.A. Management considered the expected contribution of the acquired net assets and projected cash flows of Profertil S.A. in its assessment. Based on management's current forecasts, the incorporation of Profertil S.A. is expected to increase the Group’s future cash flows and expand the asset base supporting the Group’s value in use compared with the prior year assessment. Accordingly, the acquisition was considered a positive factor in evaluating whether the recoverable amount of the relevant cash-generating units remained in excess of carrying value.

Management concluded that the conditions for applying IAS 36 paragraph 99 were met. Specifically, management determined that: (i) the assets and liabilities comprising the relevant cash-generating units had not changed in a manner that would invalidate reliance on the most recent detailed recoverable amount calculation, other than the addition of Profertil S.A., which was assessed as supportive of recoverability; (ii) the most recent detailed calculation resulted in recoverable amount exceeding carrying amount by a substantial margin; and (iii) based on the analysis of events and circumstances arising since that calculation, the likelihood that the current recoverable amount would be lower than the current carrying amount was remote. Accordingly, management used the most recent detailed value in use calculation as the basis for a roll-forward assessment rather than preparing a full new value in use model as of December 31, 2025.

The roll-forward assessment considered the continued reasonableness of the key assumptions used in the most recent detailed value in use analysis, including the discount rate, long-term growth assumptions, forecast horizon, commodity price assumptions, expected volumes and margins, capital expenditure requirements, and foreign exchange and inflation assumptions. Based on this assessment, management determined that there were no material adverse changes in those assumptions that would reasonably eliminate the previously identified headroom. Management also considered sensitivities in the principal assumptions and concluded that reasonably possible changes, taken individually, would not reduce recoverable amount below carrying amount based on the information available at the reporting date.

Based on the above, management concluded that no impairment charge was required as of December 31, 2025. Management believes that the estimates and assumptions used in its assessment were reasonable and consistent with the information available at the reporting date. However, if future results differ materially from those estimates and assumptions, including as a result of significant increases in discount rates, materially lower operating yields, adverse commodity price movements, climate-related events, crop disease, or significant cost increases, the Group could be required to recognize impairment losses in future periods, which could materially affect its financial position, results of operations, and cash flows.

Key assumptions and sensitivity

Key inputs used in the roll-forward assessment include: discount rate 9.5%, long-term growth rate 2.2%, forecast period of 1 years, and projected operating assumptions based on approved budgets and strategic forecasts.
The following specific assumptions were considered in the roll-forward assessment:

Key input / driver	Concept	December 31, 2025	December 31, 2024
Commodity / price deck	Corn average price at harvest ($/ton) - ARG	182	204
	Soybean average price ($/ton)	335	300
	International milk powder price ($/ton)	3700	3803
	Domestic white rice price ($/ton)	587	777
	Rice export price ($/ton - FOB)	488	636
	Sugar #11 price (cents/lb)	14	18.7
	Ethanol net price (USD/m3)	522	485.8
	Energy price (USD/MWH)	40	37.5
Volumes / yields / margins	Soybean yield (tons/hect)	2.7	2.5
	Corn yield (tons/hect)	6.7	6.4
	Peanut yield (tons/hect)	3.5	3.4
	Cow productivity (lt/head/day)	38	37.8
	Rice yield (tons/hect)	7.6	6.7
	sugarcane Yield, Ton/ha	74.6	78.5
Capex & maintenance	Maint capex	(161.5)	(143.9)
FX / inflation (incl. IAS 29 impacts, if applicable)		22%/22%	22%/22%

A sensitivity analysis over these assumptions was considered as part of management's assessment. While no impairment was identified as of December 31, 2025, changes in any of these assumptions, particularly increases in the discount rate or reductions in projected margins and cash flows, could reduce available headroom in future periods.

Goodwill

In the case of goodwill, any goodwill acquired is allocated to the cash-generating unit (‘CGU’) expected to benefit from the business combination. CGU to which goodwill is allocated is tested for impairment annually (every September), or more frequently if events or changes in circumstances indicate that the carrying amount of the CGU may be impaired. The carrying amount of the CGU is compared to its recoverable amount, which is the higher of fair value less costs to sell and the value in use. An impairment loss is recognized for the amount by which the carrying amount exceeds its recoverable amount. The impairment review requires management to undertake certain significant judgments, including estimating the recoverable value of the CGU to which goodwill is allocated, based on either fair value less costs-to-sell or the value-in-use, as appropriate, in order to reach a conclusion on whether it deems the goodwill is impaired or not.

For purposes of the impairment testing, each CGU represents the smallest identifiable group of assets that generate cash inflows that are largely independent of the cash inflows from other assets or group of assets.

Each farmland in Argentina and Uruguay represents one CGU. For its properties in Brazil, management identified a farmland together with its related mill as separate CGUs. Most of the farmlands in Argentina and Uruguay are treated as single CGUs.

    Based on these criteria, management identified a total amount of 29 CGUs as of September 30, 2025 and 30 CGUs as of September 30, 2024.

As of September 30, 2025 and 2024, due to the fact that there were no impairment indicators, the Group only tested those CGUs with allocated goodwill in Argentina and Brazil.
    CGUs tested based on a fair-value-less-costs-to-sell model at September 30, 2025 and 2024:

    As of September 30, 2025, the Group identified 6 CGUs in Argentina (2024: 6 CGUs) to be tested based on this model (all CGUs with allocated goodwill). Estimating the fair value less costs-to-sell is based on the best information available, and refers to the amount at which the CGU could be bought or sold in a current transaction between willing parties. Management may be assisted by the work of external advisors. When using this model, the Group applies the “sales comparison approach” as its method of valuing most properties, which relies on results of sales of similar agricultural properties to estimate the value of the CGU. This approach is based on the theory that the fair value of a property is directly related to the selling prices of similar properties.

Fair values are determined by extensive analysis which includes current and potential soil productivity of the land (the ability to produce crops and maintain livestock) projected margins derived from soil use, rental value obtained for soil use, if applicable, and other factors such as climate and location. Farmland ratings are established by considering such factors as soil texture and quality, yields, topography, drainage and rain levels. Farmland may contain farm outbuildings. A farm outbuilding is any improvement or structure that is used for farming operations. Outbuildings are valued based on their size, age and design.

Based on the factors described above, each farm property is assigned different soil classifications for the purposes of establishing a value, Soil classifications quantify the factors that contribute to the agricultural capability of the soil. Soil classifications range from the most productive to the least productive.

The first step to establishing an assessment for a farm property is a sales investigation that identifies the valid farm sales in the area where the farm is located. A price per hectare is assigned for each soil class within each farm property. This price per hectare is determined based on the quantitative and qualitative analysis mainly described above.

The results are then tested against actual sales, if any, and current market conditions to ensure the values produced are accurate, consistent and fair.

    The following table shows only the 6 CGUs (2024: 6 CGUs) where goodwill was allocated at each period end and the corresponding amount of goodwill allocated to each one:

CGU / Operating segment / Country	September 30, 2025	September 30, 2024
La Carolina / Crops / Argentina	291	314
El Orden / Crops / Argentina	279	301
La Guarida / Crops / Argentina	2,708	2,923
Los Guayacanes / Crops / Argentina	3,310	3,573
Doña Marina / Rice / Argentina	5,763	6,220
El Colorado / Crops / Argentina	2,895	3,124
Closing net book value of goodwill allocated to CGUs tested (Note 15)	15,246	16,455
Closing net book value of PPE items and other assets allocated to CGUs tested	147,849	143,202
Total assets allocated to CGUs tested	163,095	159,657

Based on the testing above, the Group determined that none of the CGUs, with allocated goodwill, were impaired at September 30, 2025 and 2024.

    CGUs tested based on a value-in-use model at September 30, 2025 and 2024:

As of September 30, 2025, the Group identified 2 CGUs (2024: 2 CGUs) in Brazil to be tested based on this model (all CGUs with allocated goodwill). The determination of the value-in-use calculation required the use of significant estimates and assumptions related to management’s cash flow projections In performing the value-in-use calculation, the Group applied pre-
tax rates to discount the future pre-tax cash flows. In each case, these key assumptions have been made by management reflecting past experience and are consistent with relevant external sources of information, such as appropriate market data. In calculating value-in-use, management may be assisted by the work of external advisors.

The key assumptions used by management in the value-in-use calculations which are considered to be most sensitive to the calculation are

Key Assumptions	September 30, 2025	September 30, 2024
Financial projections	Covers 5 years for UMA (*)	Covers 5 years for UMA (*)
	Covers 5 years for AVI (**)	Covers 5 years for AVI (**)
Yield average growth rates	0-2%	0-2%
Future pricing increases	2.15% per annum	0.46% per annum
Future cost decrease	0.79% per annum	0.96% per annum
Discount rates	4.0%	5.0%
Perpetuity growth rate	1%	1%

(*) UMA stands for Usina Monte Alegre LTDA.
    (**) AVI stands for Adecoagro Vale Do Ivinhema S.A.

    Discount rates are based on the risk-free rate for U. S. government bonds, adjusted for a risk premium to reflect the increased risk of investing in South America and Brazil in particular. The risk premium adjustment is assessed for factors specific to the respective CGUs and reflects the countries that the CGUs operate in.

The following table shows only the 2 CGUs where goodwill was allocated at each period end and the corresponding amount of goodwill allocated to each one:

CGU/ Operating segment	September 30, 2025	September 30, 2024
AVI / Sugar, Ethanol and Energy	2,986	2,915
UMA / Sugar, Ethanol and Energy	1,120	1,093
Closing net book value of goodwill allocated to CGUs tested (Note 15)	4,106	4,008
Closing net book value of PPE items allocated to CGUs tested	663,211	599,509
Total assets allocated to 2 CGUs tested	667,317	603,517

Based on the testing above, the Group determined that none of the CGUs, with allocated goodwill, were impaired at September 30, 2025 and 2024.

Management views these assumptions are conservative and does not believe that any reasonable change in the assumptions would cause the carrying value of these CGU’s to exceed the recoverable amount.

The Group’s goodwill and property, plant and equipment balances allocated to the cash generating units with allocated goodwill in Argentina were US$ 15.6 million and US$ 148.2 million, respectively, and goodwill and property, plant and equipment allocated to the cash generating units with allocated goodwill in Brazil were US$ 4.0 million and U$S 773.2 million, respectively as of December 31, 2025.

 (b) Biological assets

The nature of the Group’s biological assets and the basis of determination of their fair value are explained under Note 33.11. The discounted cash flow model requires the input of highly subjective assumptions including observable and unobservable data. Generally the estimation of the fair value of biological assets is based on models or inputs that are not observable in the market and the use of such unobservable inputs is significant to the overall valuation of the assets. These inputs are determined based on the best information available, for example by reference to historical information of past practices and results, statistical and agronomic information, and other analytical techniques. The discounted cash flow model includes significant assumptions relating to the cash flow projections including future market prices, estimated yields at the point of harvest, estimated production cycle, future costs of harvesting and other costs, and estimated discount rate.

Market prices are generally determined by reference to observable data in the principal market for the agricultural produce. Harvesting costs and other costs are estimated based on historical and statistical data. Yields are estimated based on several factors including the location of the farmland and soil type, environmental conditions, infrastructure and other restrictions and growth at the time of measurement. Yields are subject to a high degree of uncertainty and may be affected by several factors out of the Group’s control including but not limited to extreme or unusual weather conditions, plagues and other crop diseases, among other factors.

The significant assumptions discussed above are highly sensitive. Reasonable shifts in assumptions including but not limited to increases or decreases in prices, costs and discount factors used would result in a significant increase or decrease to the fair value of biological assets. In addition, cash flows are projected over a number of years and based on estimated production. Estimates of production in themselves are dependent on various assumptions, in addition to those described above, including but not limited to several factors such as location, environmental conditions and other restrictions. Changes in these estimates could materially impact on estimated production, and could therefore affect estimates of future cash flows used in the assessment of fair value (see Note 16).

(c) Income taxes

The Group is subject to income taxes in numerous jurisdictions. Significant judgment is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain. The Group recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made.

Deferred tax assets are reviewed each reporting date and reduced to the extent that it is no longer probable that sufficient taxable income will be available to allow all or part of the asset to be settled. Deferred tax assets and liabilities are not discounted. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment (see Note 10).

(d) Fair value for farmlands and investment property

Property, plant and equipment
Farmlands are recognized at fair value based on periodic, but at least annual, valuations prepared by an external independent expert. A revaluation reserve is credited in shareholders’ equity. The valuation is determined using sales comparison approach. Sale prices of comparable properties are adjusted considering the specific aspects of each property, the most relevant premise being the price per hectare (Level 3) (see Note 12).

Investment property
Investment property consists of farmland for rental or for capital appreciation and not used in production or for sale in the ordinary course of business, and it is measured at fair value. The changes in the fair value, which is based on an independent external expert, impacts the profit and loss of the period, in the line item Other operating income, net (see Note 14).

(e) Purchase price allocation

The acquisition method of accounting is used to account for all acquisitions. Under this method, assets acquired and liabilities assumed of the Company are measured at fair value for financial reporting purposes. In estimating the fair value of an asset or a liability, the Company uses market-observable data to the extent it is available. Where Level 1 inputs are not available, the Company estimates the fair value of an asset or a liability by converting future amounts (e.g. cash flows or income and expenses) to a single current (i.e. discounted) amount.

Management applied judgement in estimating the fair value of certain identifiable assets acquired, which involved the use of estimates and assumptions, including the timing and amounts of cash flow projections and discount rates, as applicable.